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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2026
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WORKHORSE GROUP INC.
(Exact name of registrant as specified in its charter)
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Nevada	001-37673	26-1394771
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
48443 Alpha Drive #190, Wixom, Michigan 48393
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (888) 646-5205

(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	WKHS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendment No. 4 to Credit Agreement (Cash Flow) and Amendment No. 3 to Credit Agreement (Customer Orders)

As previously disclosed, on December 15, 2025, Workhorse Group Inc. (“Workhorse” or the “Company”) entered into (i) that certain Credit Agreement (Customer Orders) (the “Customer Order Credit Agreement”) and (ii) that certain Credit Agreement (Cash Flow) (the “Cash Flow Credit Agreement” and together with the Customer Order Credit Agreement, the “Credit Agreements”), each dated as of December 15, 2025, by and among Workhorse, as borrower, certain subsidiaries of Workhorse, as guarantors, and Motive GM Holdings II LLC (“MGMH”), as lender. The Credit Agreements were each amended by that certain Omnibus Amendment No. 1, dated as of April 25, 2026 (“Amendment No. 1”), and that certain Omnibus Amendment No. 2, dated as of June 16, 2026 (“Amendment No. 2”), each by and among Workhorse, as borrower, certain subsidiaries of Workhorse, as guarantors, and MGMH, as lender. The Cash Flow Credit Agreement was further amended by that certain Amendment No. 3 to Credit Agreement (Cash Flow), dated as of August 11, 2026, by and among the same parties (“Cash Flow Amendment No. 3”).

On October 27, 2026, the Company entered into an Amendment No. 4 to Cash Flow Credit Agreement and Amendment No. 3 to Customer Order Credit Agreement (the “Amendments”). The Amendments amend the Customer Order Credit Agreement (i) to increase the Commitment (as defined in the Customer Order Credit Agreement) thereunder from $20,000,000 to $30,000,000 in accordance with Section 10.01 of the Customer Order Credit Agreement and (ii) to defer interest payments on the additional $10,000,000 loan made pursuant to the Amendments until the first Interest Payment Date (as defined in the Customer Order Credit Agreement) occurring after March 31, 2027.

The Amendments also amend the Cash Flow Credit Agreement, effective as the Amendment No. 1 date of April 25, 2026, to defer interest payments on the additional $10,000,000 loans made pursuant to each of Amendment No. 1, Amendment No. 2 and Cash Flow Amendment No. 3, until the first Interest Payment Date (as defined in the Cash Flow Credit Agreement) occurring after March 31, 2027.

The foregoing summary and description of the Amendments are not and do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Amendments, a copy of which is filed as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

To the extent required by this Item 2.03, the information related to the Amendments set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Exhibits.

Exhibit Number	Description
10.1*
Amendment No. 4 to Cash Flow Credit Agreement and Amendment No. 3 to Customer Order Credit Agreement, dated as of October 27, 2026, by and among Workhorse Group Inc., as borrower, the subsidiary guarantors party thereto and Motive GM Holdings II LLC, as lender.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Certain schedules and exhibits to this Exhibit have been omitted in accordance with Item 601 of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORKHORSE GROUP INC.

Date: November 2, 2026	By: /s/ Jody Davis
Name: Jody Davis
Title: Chief Financial Officer